Exhibit 13 (b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Matthew T. Hinkle, Chief Executive Officer of the Franklin Tax-Free Trust (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section

906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.The periodic report on Form N-CSR of the Registrant for the period ended 2/29/2020 (the "Form N-CSR") fully complies with the requirements of

Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: 4/30/2020

S\MATTHEW T. HINKLE

Matthew T. Hinkle

Chief Executive Officer - Finance and Administration

Exhibit 13 (b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Gaston Gardey, Chief Financial Officer of the Franklin Tax-Free Trust (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that, to my knowledge:

1.The periodic report on Form N-CSR of the Registrant for the period ended 2/29/2020

(the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

1.The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: 4/30/2020

S\GASTON GARDEY

Gaston Gardey

Chief Financial Officer and Chief Accounting Officer